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                                  STATE OF DELAWARE
                                                                        PAGE 1
                           OFFICE OF THE SECRETARY OF STATE

    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PRIME HOLDING, INC.", CHANGING ITS NAME FROM PRIME HOLDING, INC. TO "PRIME SERVICE, INC.", FILED IN THIS OFFICE ON THE FOURTH DAY OF SEPTEMBER, A.D. 1996, AT 3 O'CLOCK P.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                        [SEAL]


                                            /s/ Edward J. Freel
                                            ---------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE

2439159  8100                                AUTHENTICATION:  8091518

960256622                                                DATE:  09/04/96


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                            CERTIFICATE OF AMENDMENT
                                        TO
                          CERTIFICATE OF INCORPORATION
                                        OF
                              PRIME HOLDING, INC.
                             _____________________

                   PURSUANT TO SECTION 242 OF THE GENERAL
                  CORPORATION LAW OF THE STATE OF DELAWARE

                             ______________________


         Prime Holding, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby sets forth an amendment to its Certificate of Incorporation pursuant to Section 242 of the General Corporation Law of the State of Delaware, hereby certifying as follows:

         FIRST: The name of the Corporation shall be and hereby is "Prime Service, Inc."

         SECOND: This Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


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          IN WITNESS WHEREOF, said corproation has caused this Certificate to be signed by Christopher J. O'Brien this 1st day of September A.D. 1996.



                                     /s/ Christopher J. O'Brien
                                     ---------------------------------
                                          Authorized Officer
                                        Christopher J. O'Brien